UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 9, 2006


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


           FLORIDA                        0-26509                65-0601272
 (State or other jurisdiction           (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 769-3749
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))


|_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
         APPOINTMENT OF PRINCIPAL OFFICERS.

APPOINTMENT OF NEW CEO AND RESIGNATION OF CURRENT CEO

         Effective August 9, 2006, Daniel A. Roling became our Chief Executive Officer pursuant to the terms of our Employment Agreement with him dated May 25, 2006, previously described on our Current Report on Form 8-K dated June 1, 2006. Jon E. Nix, the Company's former Chief Executive Officer resigned from his position effective upon Mr. Roling's commencement of employment. We have delayed the appointment of Mr. Roling as a director of the Company as contemplated by his Employment Agreement until such time as we are able to add a new independent director to our Board for the purpose of maintaining compliance with Nasdaq Marketplace Rule 4350(c)(1), which requires that the majority of our Board be comprised of independent directors. Mr. Nix remains the Chairman of our Board of Directors.

         Daniel Roling comes to us after having served as a financial analyst in the metals and mining industries for more than 25 years. He joined Merrill Lynch in 1981 and has since been ranked on both the Institutional Investor's All-American Research Team and the Greenwich Associates' poll. Mr. Roling is also a long standing member of the National Coal Council. He holds a bachelor's degree in accounting from the University of Iowa and an MBA from the University of Kansas. He is a certified public accountant (CPA) and a Chartered Financial Analyst (CFA).

         Mr. Roling did not have any material interest, direct or indirect, in any material transaction to which we have been a party since January 1, 2005, or which is presently proposed, other than his Employment Agreement with us dated May 25, 2006, and the equity compensation arrangements contemplated thereunder, including the purchase from us of 100,000 shares of our common stock at $8.88 per share.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATIONAL COAL CORP.

Date:    August 15, 2006          By:               /S/ T. MICHAEL LOVE
                                           --------------------------------
                                                    T. Michael Love
                                                    Chief Financial Officer


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